CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Julian Sluyters, Chief Executive Officer of DB Hedge Strategies Fund LLC (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 7, 2005            /s/ Julian Sluyters
     --------------------         ----------------------------------------------
                                  Julian Sluyters, Chief Executive Officer
                                  (principal executive officer)

I, Marie Glassman, Treasurer, Principal Financial Officer and Accounting Officer of DB Hedge Strategies Fund LLC (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 7, 2005            /s/ Marie Glassman
     --------------------         ----------------------------------------------
                                  Marie Glassman, Treasurer, Principal Financial
                                  Officer and Accounting Officer
                                  (principal financial officer)